UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

November 9, 2021

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 9, 2021, the board of directors (the “Board”) of The Gap, Inc. (the “Company”) appointed Elisabeth (Lisa) B. Donohue to serve as a director of the Company and as a member of the Board's Compensation and Management Development Committee, with such appointments effective the same day.

In connection with Ms. Donohue’s appointment to the Board, she received Company stock units with an initial aggregate value of $170,000 (based on the then-current fair market value of the Company's common stock) upon the effective date of her appointment. The terms of the stock units will be consistent with the stock units for the Company's other non-employee directors, as described under the heading "Compensation of Directors" in the proxy statement for the Company's 2021 annual meeting of shareholders, which description is incorporated herein by reference. Ms. Donohue will also receive a pro rata portion of the current $90,000 and $12,000 annual cash retainer amounts for fiscal 2021 that the Company pays to non-employee directors for service as a director and as a member of the Board’s Compensation and Management Development Committee, respectively.

There are no arrangements or understandings between Ms. Donohue and any other person pursuant to which she was appointed as a director, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 9, 2021, the Company issued a press release announcing the election of Elisabeth B. Donohue to serve as a director of the Company. A copy of this press release is furnished as Exhibit 99.1 to this current report.

The information provided pursuant to Item 7.01, including the exhibits furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated November 9, 2021 announcing the appointment of Ms. Donohue to the Board

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: November 9, 2021	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and
Chief Legal and Compliance Officer